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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of earliest event reported - November 20, 1995


                               TNR TECHNICAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



New York                             0-13011                          11-2565202
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(State or other                    (Commission                  (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)


279 Douglas Avenue
Suite 1112
Altamonte Springs, Florida                                            32714
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Address of principal executive offices)                               (Zip Code)


Registrant's telephone number,
including area code:                                             (407) 682-4311
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Registrant hereby reports the death of Burton R. Abrams CPA, 22 Julliard Drive, Plainview, New York 11803, the Registrant's certifying accountant. Mr. Abrams was a sole practitioner.

          1. The Burton R. Abrams' firm has been terminated as a result of the death of Mr. Abrams and the Registrant has engaged James, Parks, Tschopp & Whitcomb, P.A., CPA, 2600 Maitland Center Parkway, Suite 330, Maitland, Florida 32751 on November 20, 1995 to perform an audit of the Registrant for its fiscal year ended July 31, 1996.

          2. Burton R. Abrams' report on the financial statements of the Registrant for the past two fiscal years ended July 31, 1995 and July 31, 1994 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

          3. The decision to change accountants was caused by the passing away of Mr. Abrams.

          4. During the Registrant's fiscal years ended July 31, 1995 and July 31, 1994 and during the period August 1, 1995 through November 20, 1995, there were no disagreements between Registrant and its former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that if not resolved to the satisfaction of the former accountant would have caused the former accountant to refer to the subject matter of the disagreement in connection with the report.

          5. During the Registrant's fiscal years ended July 31, 1995 and July 31, 1994 and during the period August 1, 1995 through November 20, 1995:

               (i) The accountant did not advise Registrant of the lack of internal controls necessary to develop reliable financial statements;

               (ii) The accountant did not advise Registrant that it could no longer rely on representations of Registrant's management or that it was unwilling to be associated with the financial statements prepared by Registrant's management;

               (iii) The accountant did not advise Registrant of the need to significantly expand the scope of its audit or of the existence of information that if further investigated could materially impact the fairness or reliability of audited reports or financial statements or cause the accountant to be unable to rely on management's representation; and

               (iv) The accountant did not advise Registrant of information that, in the opinion of the accountant, materially impacted the fairness or reliability or a previously issued audit report or underlying financial statement.


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          Registrant, TNR Technical, Inc. hereby reports the engagement of a new accountant, James, Parks, Tschopp & Whitcomb, P.A., CPA. The below information is provided pursuant to Item 304(a) of Regulation S-K, Section 229.304(a).

          1. James, Parks, Tschopp & Whitcomb, P.A., CPA was engaged by Registrant on November 20, 1995.

          2. During the fiscal years ended July 31, 1995 and 1994 and during the period August 1, 1995 to the date of engagement of James, Parks, Tschopp & Whitcomb, P.A., CPA, Registrant did not consult the new firm of James, Parks, Tschopp & Whitcomb, P.A., CPA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on Registrant's financial statements; or (iii) any matter that was the subject of a disagreement with Registrant's former accountant as defined in 304(a)(l)(iv) of Regulation S-K or any other matter that was a reportable event as defined in 304(a)(l)(iv) of Regulation S-K.

ITEM 7.  EXHIBITS.

          A letter from Burton R. Abrams addressed to the Securities Exchange Commission will not be filed because Mr. Abrams has passed away and he was a sole practitioner and thus nobody is available from Mr. Abrams' firm to sign it.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TNR TECHNICAL, INC.


Dated: November 22, 1995           By:  /s/ Jerrold Lazarus
                                      -----------------------
                                        Jerrold Lazarus,
                                        Chairman of the Board,
                                        Chief Executive Officer